Vista Outdoor Inc. - 10-K Income Taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2024	Mar. 31, 2024
Vista Outdoor Inc.
Income Tax Examination [Line Items]
Income Taxes	Income Taxes
Our provision for income taxes includes federal, foreign, and state income taxes. Income tax provisions for interim periods are based on the estimated effective annual income tax rates for the current year and the prior year.
The income tax provisions for the three months ended June 30, 2024 and June 25, 2023 represent effective tax rates of 20.1% and 23.0%, respectively. The decrease in the effective tax rate from the prior year three month period is primarily driven by the release of valuation allowance related to capital losses carried forward.
The effective tax rate for the three months ended June 30, 2024 and June 25, 2023 is reflective of the federal statutory rate of 21% increased by the state taxes and reserves for uncertain tax positions and decreased by the deduction for research and development tax credit and the current year release of valuation allowance.
Income taxes paid, net of refunds, totaled $(513) and $251 for the three months ended June 30, 2024 and June 25, 2023, respectively.
We have classified uncertain tax positions as non-current income tax liabilities unless expected to be paid within one year. As of June 30, 2024 and March 31, 2024, the amount of unrecognized tax benefits, including interest and penalties, that have not been recorded in the financial statements amounted to $26,364 and $24,853, respectively. It is expected that a $857 reduction of the liability for unrecognized tax benefits will occur in the next 12 months. The settlement of these unrecognized tax benefits could result in earnings from $0 to $683.
Income Taxes
Income (loss) before income taxes is as follows:

	Years ended March 31,
	2024	2023	2022
Current:
U.S.	$(16,081)	$44,494	$619,464
Non-U.S.	1,597	6,168	1,494
Income (loss) before income taxes	$(14,484)	$50,662	$620,958
Our income tax (provision) benefit consists of:

	Years ended March 31,
	2024	2023	2022
Current:
Federal	$(39,516)	$(94,041)	$(107,429)
State	(6,467)	(9,263)	(28,119)
Non-US	(836)	(324)	(739)
Deferred:
Federal	49,592	42,445	(10,327)
State	5,991	(253)	(1,483)
Non-US	215	1,056	365
Income tax benefit (provision)	$8,979	$(60,380)	$(147,732)
The items responsible for the differences between the federal statutory rate and our effective rate are as follows:

	Years ended March 31,
	2024	2023	2022
Statutory federal income tax rate	21.0%	21.0%	21.0%
State income taxes, net of federal impact	(2.5)%	14.2%	3.9%
Foreign derived intangible income	37.7%	(13.1)%	(1.0)%
Nondeductible goodwill impairment	(30.2)%	110.1%	—%
Nondeductible earnouts	(15.3)%	(7.5)%	0.2%
Change in tax contingency	47.0%	(1.4)%	(0.7)%
Other	4.3%	(4.1)%	0.4%
Effective income tax rate	62.0%	119.2%	23.8%
The effective tax rate for the current year is reflective of the federal statutory rate of 21% increased by the beneficial deductions for foreign derived intangible income and changes in tax contingency, partially offset by nondeductible impairment of goodwill and non-deductible earnouts.
The current year decrease in the effective tax rate as compared to the prior fiscal year is primarily due to the impact of nondeductible impairment of goodwill.
Deferred income taxes arise because of differences in the timing of the recognition of income and expense items for financial statement reporting and income tax purposes. The net effect of these temporary differences between the carrying amounts of assets and liabilities are classified in the consolidated financial statements of financial position as non-current assets or liabilities. As of March 31, 2024 and 2023, the components of deferred tax assets and liabilities were as follows:

	March 31,
	2024	2023
Deferred tax assets:
Inventories	$19,123	$18,628
Retirement benefits	4,628	6,228
Accounts receivable	6,503	8,245
Accruals for employee benefits	6,497	9,063
Other reserves	4,146	3,597
Loss and credit carryforwards	6,679	5,368
Capital loss carryforward	19,472	19,390
Operating lease liabilities	22,230	25,922
Other	13,386	9,511
Total deferred tax assets	102,664	105,952
Valuation allowance	(21,605)	(21,382)
Total net deferred assets	81,059	84,570
Deferred tax liabilities:
Intangible assets	(47,428)	(86,956)
Property, plant, and equipment	(273)	(13,970)
Operating lease assets	(20,463)	(24,393)
Total deferred tax liabilities	(68,164)	(125,319)
Net deferred income tax asset (liability)	$12,895	$(40,749)
We have capital loss carryforwards totaling $19,472 as of March 31, 2024, which, if unused, will expire in fiscal year 2025.
As of March 31, 2024, there are federal and state net operating loss and credit carryovers of $5,726, which, if unused, will expire in years March 31, 2025 through March 31, 2045. The carryforwards expiring in fiscal year 2025 are not material.
We have valuation allowances on certain deferred tax assets of $21,605 and $21,382 at March 31, 2024 and 2023, respectively. The increase in valuation allowance from year end 2023 to year end 2024 is primarily due to U.S. state tax attributes.
We have outside basis differences from foreign subsidiaries for which no deferred tax liability has been recorded, as we intend to indefinitely reinvest these balances. Determination of the amount of any unrecognized deferred income tax liability on the temporary difference for these indefinitely reinvested undistributed earnings is not practicable.
Income taxes paid, net of refunds, totaled $65,161 and $43,201 in fiscal years 2024 and 2023, respectively.
As of March 31, 2024 and 2023, unrecognized tax benefits, including interest and penalties, that have not been recorded in the financial statements amounted to $24,853 and $28,692, respectively. Of these amounts, inclusive of interest and penalties,$20,327 and $24,419, for fiscal years 2024 and 2023, respectively, would affect the effective tax rate. It is expected that an $716 reduction of the liability for unrecognized tax benefits will occur in the next 12 months.
We have classified uncertain tax positions as non-current income tax liabilities unless expected to be paid within one year. A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	Years ended March 31,
	2024	2023	2022
Unrecognized tax benefits—beginning of period	$22,719	$19,455	$18,071
Gross increases—tax positions in prior periods	—	—	304
Gross decreases—tax positions in prior periods	—	—	—
Gross increases—current-period tax positions	2,636	5,258	6,581
Gross decreases—current-period tax positions	—	—	—
Settlements	—	—	—
Lapse of statute of limitations	(6,903)	(1,994)	(5,501)
Unrecognized tax benefits—end of period	$18,452	$22,719	$19,455
We report income tax-related interest income within the income tax provision. Penalties and tax-related interest expense are also reported as a component of the income tax provision. As of March 31, 2024 and 2023, $2,708 and $2,462 of income tax-related interest and $3,691 and $3,509 of penalties were included in accrued income taxes, respectively. As of March 31, 2024, 2023, and 2022, our current tax provision included $2,635, $2,503, and $2,128, respectively, of expense related to interest and penalties.